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                   MFS Intermediate Investment Grade Bond Fund

                 Supplement to the September 1, 2000 Prospectus

MFS Research Bond Fund (the "Fund") is now offered pursuant to a separate Prospectus dated September 1, 2000 as amended January 1, 2001. Shares of the Fund are no longer offered for sale pursuant to the attached Prospectus and references to the Fund in the attached Prospectus should be disregarded. For a copy of the Fund's new Prospectus, please contact the Shareholder Servicing Agent at 1-800-225-2606.

                 The date of this Supplement is January 1, 2001.